EXHIBIT 99.7

                                                        MONTHLY OPERATING REPORT

CASE NAME: LONGHORN SOLUTIONS, INC.                          ACCRUAL BASIS

CASE NUMBER: 400-42147-BJH-11                              02/13/95, RWD, 2/96

JUDGE: BARBARA J. HOUSER

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                         MONTH ENDING: NOVEMBER 30, 2000


IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE PARTY:

/s/ DREW KEITH                                          Chief Financial Officer
---------------------------------------                 ------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                         TITLE

Drew Keith                                                     12/20/00
---------------------------------------                 ------------------------
PRINTED NAME OF RESPONSIBLE PARTY                                DATE

PREPARER:

/s/ JESSICA L. WILSON                                   Chief Accounting Officer
---------------------------------------                 ------------------------
ORIGINAL SIGNATURE OF PREPARER                                  TITLE

Jessica L. Wilson                                              12/20/00
---------------------------------------                 ------------------------
PRINTED NAME OF PREPARER                                         DATE

                                                        MONTHLY OPERATING REPORT

CASE NAME: LONGHORN SOLUTIONS, INC.                         ACCRUAL BASIS-1

CASE NUMBER: 400-42147-BJH-11                             02/13/95, RWD, 2/96


COMPARATIVE BALANCE SHEET

---------------------------------------------------------------------------------------------------------------------
                                                                      MONTH             MONTH              MONTH
                                                   SCHEDULE    ------------------------------------------------------
ASSETS                                              AMOUNT         OCTOBER 2000      NOVEMBER 2000
---------------------------------------------------------------------------------------------------------------------
1.  UNRESTRICTED CASH                                 $3,646            $5,471                 $0                 $0
---------------------------------------------------------------------------------------------------------------------
2.  RESTRICTED CASH                                                         $0                 $0                 $0
---------------------------------------------------------------------------------------------------------------------
3.  TOTAL CASH                                        $3,646            $5,471                 $0                 $0
---------------------------------------------------------------------------------------------------------------------
4.  ACCOUNTS RECEIVABLE (NET)                        $76,002            $7,175             $6,995                 $0
---------------------------------------------------------------------------------------------------------------------
5.  INVENTORY                                                               $0                 $0                 $0
---------------------------------------------------------------------------------------------------------------------
6.  NOTES RECEIVABLE                                                        $0                 $0                 $0
---------------------------------------------------------------------------------------------------------------------
7.  PREPAID EXPENSES                                                        $0                 $0                 $0
---------------------------------------------------------------------------------------------------------------------
8.  OTHER (ATTACH LIST)                             $375,137          $655,823           $655,072                 $0
---------------------------------------------------------------------------------------------------------------------
9.  TOTAL CURRENT ASSETS                            $454,785          $668,469           $662,067                 $0
---------------------------------------------------------------------------------------------------------------------
10. PROPERTY, PLANT & EQUIPMENT                     $120,412          $162,895           $162,895                 $0
---------------------------------------------------------------------------------------------------------------------
11. LESS: ACCUMULATED
    DEPRECIATION / DEPLETION                                           $65,573            $65,573                 $0
---------------------------------------------------------------------------------------------------------------------
12. NET PROPERTY, PLANT &
    EQUIPMENT                                       $120,412           $97,322            $97,322                 $0
---------------------------------------------------------------------------------------------------------------------
13. DUE FROM INSIDERS                                                       $0                 $0                 $0
---------------------------------------------------------------------------------------------------------------------
14. OTHER ASSETS - NET OF
    AMORTIZATION (ATTACH LIST)                    $2,892,844        $2,723,098         $2,723,098                 $0
---------------------------------------------------------------------------------------------------------------------
15. OTHER (ATTACH LIST)                                                     $0                 $0
---------------------------------------------------------------------------------------------------------------------
16. TOTAL ASSETS                                  $3,468,041        $3,488,889         $3,482,487                 $0
---------------------------------------------------------------------------------------------------------------------
POSTPETITION LIABILITIES
---------------------------------------------------------------------------------------------------------------------
17. ACCOUNTS PAYABLE                                                        $0                 $0                 $0
---------------------------------------------------------------------------------------------------------------------
18. TAXES PAYABLE                                                         $238              ($164)                $0
---------------------------------------------------------------------------------------------------------------------
19. NOTES PAYABLE                                                           $0                 $0                 $0
---------------------------------------------------------------------------------------------------------------------
20. PROFESSIONAL FEES                                                       $0                 $0                 $0
---------------------------------------------------------------------------------------------------------------------
21. SECURED DEBT                                                            $0                 $0                 $0
---------------------------------------------------------------------------------------------------------------------
22. OTHER (ATTACH LIST)                                                     $0                 $0                 $0
---------------------------------------------------------------------------------------------------------------------
23. TOTAL POSTPETITION
    LIABILITIES                                                           $238              ($164)                $0
---------------------------------------------------------------------------------------------------------------------
PREPETITION LIABILITIES
---------------------------------------------------------------------------------------------------------------------
24. SECURED DEBT                                                            $0                 $0                 $0
---------------------------------------------------------------------------------------------------------------------
25. PRIORITY DEBT                                    $73,455                $0                 $0                 $0
---------------------------------------------------------------------------------------------------------------------
26. UNSECURED DEBT                                   $68,502           $62,673            $62,673                 $0
---------------------------------------------------------------------------------------------------------------------
27. OTHER (ATTACH LIST)                                             $1,231,717         $1,225,717                 $0
---------------------------------------------------------------------------------------------------------------------
28. TOTAL PREPETITION LIABILITIES                   $141,957        $1,294,390         $1,288,390                 $0
---------------------------------------------------------------------------------------------------------------------
29. TOTAL LIABILITIES                               $141,957        $1,294,628         $1,288,226                 $0
---------------------------------------------------------------------------------------------------------------------
EQUITY
---------------------------------------------------------------------------------------------------------------------
30. PREPETITION OWNERS' EQUITY                                      $2,194,261         $2,194,261                 $0
---------------------------------------------------------------------------------------------------------------------
31. POSTPETITION CUMULATIVE
    PROFIT OR (LOSS)                                                        $0                 $0                 $0
---------------------------------------------------------------------------------------------------------------------
32. DIRECT CHARGES TO EQUITY
    (ATTACH EXPLANATION)
---------------------------------------------------------------------------------------------------------------------
33. TOTAL EQUITY                                          $0        $2,194,261         $2,194,261                 $0
---------------------------------------------------------------------------------------------------------------------
34. TOTAL LIABILITIES &
    OWNERS' EQUITY                                  $141,957        $3,488,889         $3,482,487                 $0
---------------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

CASE NAME: LONGHORN SOLUTIONS, INC.                        ACCRUAL BASIS-2

CASE NUMBER: 400-42147-BJH-11                            02/13/95, RWD, 2/96

INCOME STATEMENT
-------------------------------------------------------------------------------------------------------------
                                                        MONTH           MONTH          MONTH
                                                    ----------------------------------------------   QUARTER
REVENUES                                             OCTOBER 2000   NOVEMBER 2000                     TOTAL
-----------------------------------------------------------------------------------------------------------
1.  GROSS REVENUES                                        $0          $6,000             $0         $6,000
-----------------------------------------------------------------------------------------------------------
2.  LESS: RETURNS & DISCOUNTS                             $0              $0             $0             $0
-----------------------------------------------------------------------------------------------------------
3.  NET REVENUE                                           $0          $6,000             $0         $6,000
-----------------------------------------------------------------------------------------------------------
COST OF GOODS SOLD
-----------------------------------------------------------------------------------------------------------
4.  MATERIAL                                              $0              $0             $0             $0
-----------------------------------------------------------------------------------------------------------
5.  DIRECT LABOR                                          $0              $0             $0             $0
-----------------------------------------------------------------------------------------------------------
6.  DIRECT OVERHEAD                                       $0              $0             $0             $0
-----------------------------------------------------------------------------------------------------------
7.  TOTAL COST OF GOODS SOLD                              $0              $0             $0             $0
-----------------------------------------------------------------------------------------------------------
8.  GROSS PROFIT                                          $0          $6,000             $0         $6,000
-----------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
-----------------------------------------------------------------------------------------------------------
9.  OFFICER/INSIDER COMPENSATION                      $6,250              $0             $0         $6,250
-----------------------------------------------------------------------------------------------------------
10. SELLING & MARKETING                                   $0              $0             $0             $0
-----------------------------------------------------------------------------------------------------------
11. GENERAL & ADMINISTRATIVE                        ($41,350)         $6,000             $0       ($35,350)
-----------------------------------------------------------------------------------------------------------
12. RENT & LEASE                                      $3,066              $0             $0         $3,066
-----------------------------------------------------------------------------------------------------------
13. OTHER (ATTACH LIST)                                   $0              $0             $0             $0
-----------------------------------------------------------------------------------------------------------
14. TOTAL OPERATING EXPENSES                        ($32,034)         $6,000             $0       ($26,034)
-----------------------------------------------------------------------------------------------------------
15. INCOME BEFORE NON-OPERATING
    INCOME & EXPENSE                                 $32,034              $0             $0        $32,034
-----------------------------------------------------------------------------------------------------------
OTHER INCOME & EXPENSES
-----------------------------------------------------------------------------------------------------------
16. NON-OPERATING INCOME (ATT. LIST)                      $0              $0             $0             $0
-----------------------------------------------------------------------------------------------------------
17. NON-OPERATING EXPENSE (ATT. LIST)                     $0              $0             $0             $0
-----------------------------------------------------------------------------------------------------------
18. INTEREST EXPENSE                                      $0              $0             $0             $0
-----------------------------------------------------------------------------------------------------------
19. DEPRECIATION/DEPLETION                            $3,743              $0             $0         $3,743
-----------------------------------------------------------------------------------------------------------
20. AMORTIZATION                                     $28,291              $0             $0        $28,291
-----------------------------------------------------------------------------------------------------------
21. OTHER (ATTACH LIST)                                   $0              $0             $0             $0
-----------------------------------------------------------------------------------------------------------
22. NET OTHER INCOME & EXPENSES                      $32,034              $0             $0        $32,034
-----------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
-----------------------------------------------------------------------------------------------------------
23. PROFESSIONAL FEES                                     $0              $0             $0             $0
-----------------------------------------------------------------------------------------------------------
24. U.S. TRUSTEE FEES                                     $0              $0             $0             $0
-----------------------------------------------------------------------------------------------------------
25. OTHER (ATTACH LIST)                                   $0              $0             $0             $0
-----------------------------------------------------------------------------------------------------------
26. TOTAL REORGANIZATION EXPENSES                         $0              $0             $0             $0
-----------------------------------------------------------------------------------------------------------
27. INCOME TAX                                            $0              $0             $0             $0
-----------------------------------------------------------------------------------------------------------
28. NET PROFIT (LOSS)                                     $0              $0             $0             $0
-----------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

CASE NAME: LONGHORN SOLUTIONS, INC.                         ACCRUAL BASIS-3

CASE NUMBER: 400-42147-BJH-11                             02/13/95, RWD, 2/96


-------------------------------------------------------------------------------------------------------------
                                                    MONTH           MONTH           MONTH
CASH RECEIPTS AND                               ------------------------------------------------    QUARTER
DISBURSEMENTS                                   OCTOBER 2000    NOVEMBER 2000                        TOTAL
-------------------------------------------------------------------------------------------------------------
1.  CASH - BEGINNING OF MONTH                      $1,270          $5,471               $0          $1,270
-------------------------------------------------------------------------------------------------------------
RECEIPTS FROM OPERATIONS
-------------------------------------------------------------------------------------------------------------
2.  CASH SALES                                         $0              $0               $0              $0
-------------------------------------------------------------------------------------------------------------
COLLECTION OF ACCOUNTS RECEIVABLE
-------------------------------------------------------------------------------------------------------------
3.  PREPETITION                                        $0              $0               $0              $0
-------------------------------------------------------------------------------------------------------------
4.  POSTPETITION                                   $5,621              $0               $0          $5,621
-------------------------------------------------------------------------------------------------------------
5.  TOTAL OPERATING RECEIPTS                       $5,621              $0               $0          $5,621
-------------------------------------------------------------------------------------------------------------
NON - OPERATING RECEIPTS
-------------------------------------------------------------------------------------------------------------
6.  LOANS & ADVANCES (ATTACH LIST)                     $0              $0               $0              $0
-------------------------------------------------------------------------------------------------------------
7.  SALE OF ASSETS                                     $0              $0               $0              $0
-------------------------------------------------------------------------------------------------------------
8.  OTHER (ATTACH LIST)                            $3,484         ($5,471)              $0         ($1,987)
-------------------------------------------------------------------------------------------------------------
9.  TOTAL NON-OPERATING RECEIPTS                   $3,484         ($5,471)              $0         ($1,987)
-------------------------------------------------------------------------------------------------------------
10. TOTAL RECEIPTS                                 $9,105         ($5,471)              $0          $3,634
-------------------------------------------------------------------------------------------------------------
11. TOTAL CASH AVAILABLE                          $10,375              $0               $0          $4,904
-------------------------------------------------------------------------------------------------------------
OPERATING DISBURSEMENTS
-------------------------------------------------------------------------------------------------------------
12. NET PAYROLL                                        $0              $0               $0              $0
-------------------------------------------------------------------------------------------------------------
13. PAYROLL TAXES PAID                                 $0              $0               $0              $0
-------------------------------------------------------------------------------------------------------------
14. SALES, USE & OTHER TAXES PAID                      $0              $0               $0              $0
-------------------------------------------------------------------------------------------------------------
15. SECURED/RENTAL/LEASES                              $0              $0               $0              $0
-------------------------------------------------------------------------------------------------------------
16. UTILITIES                                        $248              $0               $0            $248
-------------------------------------------------------------------------------------------------------------
17. INSURANCE                                          $0              $0               $0              $0
-------------------------------------------------------------------------------------------------------------
18. INVENTORY PURCHASES                                $0              $0               $0              $0
-------------------------------------------------------------------------------------------------------------
19. VEHICLE EXPENSES                                   $0              $0               $0              $0
-------------------------------------------------------------------------------------------------------------
20. TRAVEL                                             $0              $0               $0              $0
-------------------------------------------------------------------------------------------------------------
21. ENTERTAINMENT                                      $0              $0               $0              $0
-------------------------------------------------------------------------------------------------------------
22. REPAIRS & MAINTENANCE                              $0              $0               $0              $0
-------------------------------------------------------------------------------------------------------------
23. SUPPLIES                                         $199              $0               $0            $199
-------------------------------------------------------------------------------------------------------------
24. ADVERTISING                                        $0              $0               $0              $0
-------------------------------------------------------------------------------------------------------------
25. OTHER (ATTACH LIST)                            $3,957              $0               $0          $3,957
-------------------------------------------------------------------------------------------------------------
26. TOTAL OPERATING DISBURSEMENTS                  $4,404              $0               $0          $4,404
-------------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
-------------------------------------------------------------------------------------------------------------
27. PROFESSIONAL FEES                                  $0              $0               $0              $0
-------------------------------------------------------------------------------------------------------------
28. U.S. TRUSTEE FEES                                $500              $0               $0            $500
-------------------------------------------------------------------------------------------------------------
29. OTHER (ATTACH LIST)                                $0              $0               $0              $0
-------------------------------------------------------------------------------------------------------------
30. TOTAL REORGANIZATION EXPENSES                    $500              $0               $0            $500
-------------------------------------------------------------------------------------------------------------
31. TOTAL DISBURSEMENTS                            $4,904              $0               $0          $4,904
-------------------------------------------------------------------------------------------------------------
32. NET CASH FLOW                                  $4,201         ($5,471)              $0         ($1,270)
-------------------------------------------------------------------------------------------------------------
33. CASH - END OF MONTH                            $5,471              $0               $0              $0
-------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

CASE NAME: LONGHORN SOLUTIONS, INC.                          ACCRUAL BASIS-4

CASE NUMBER: 400-42147-BJH-11                              02/13/95, RWD, 2/96


--------------------------------------------------------------------------------------------------------------
                                                                      MONTH           MONTH           MONTH
                                                    SCHEDULE       -------------------------------------------
ACCOUNTS RECEIVABLE AGING                            AMOUNT        OCTOBER 2000    NOVEMBER 2000
--------------------------------------------------------------------------------------------------------------
1. 0-30                                                               $4,381               $0
--------------------------------------------------------------------------------------------------------------
2. 31-60                                                              $3,556           $3,396
--------------------------------------------------------------------------------------------------------------
3. 61-90                                                                  $0           $3,556
--------------------------------------------------------------------------------------------------------------
4. 91+                                                                  $819           $1,624
--------------------------------------------------------------------------------------------------------------
5. TOTAL ACCOUNTS RECEIVABLE                              $0          $8,756           $8,576              $0
--------------------------------------------------------------------------------------------------------------
6. AMOUNT CONSIDERED UNCOLLECTIBLE                                    $1,581           $1,581
--------------------------------------------------------------------------------------------------------------
7. ACCOUNTS RECEIVABLE (NET)                              $0          $7,175           $6,995              $0
--------------------------------------------------------------------------------------------------------------


AGING OF POSTPETITION TAXES AND PAYABLES                                  MONTH:  November 2000

--------------------------------------------------------------------------------------------------------------
                                       0-30            31-60            61-90            91+
TAXES PAYABLE                          DAYS             DAYS            DAYS             DAYS            TOTAL
--------------------------------------------------------------------------------------------------------------
1. FEDERAL                               $0               $0              $0               $0              $0
--------------------------------------------------------------------------------------------------------------
2. STATE                              ($164)              $0              $0               $0           ($164)
--------------------------------------------------------------------------------------------------------------
3. LOCAL                                 $0               $0              $0               $0              $0
--------------------------------------------------------------------------------------------------------------
4. OTHER (ATTACH LIST)                   $0               $0              $0               $0              $0
--------------------------------------------------------------------------------------------------------------
5. TOTAL TAXES PAYABLE                ($164)              $0              $0               $0           ($164)
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
6. ACCOUNTS PAYABLE                      $0               $0              $0               $0              $0
--------------------------------------------------------------------------------------------------------------



STATUS OF POSTPETITION TAXES                                              MONTH: November 2000

-----------------------------------------------------------------------------------------------------------------
                                                      BEGINNING         AMOUNT                           ENDING
                                                         TAX         WITHHELD AND/       AMOUNT            TAX
FEDERAL                                               LIABILITY*      0R ACCRUED          PAID          LIABILITY
-----------------------------------------------------------------------------------------------------------------
1.  WITHHOLDING**                                          $0              $0               $0              $0
---------------------------------------------------------------------------------------------------------------
2.  FICA-EMPLOYEE**                                        $0              $0               $0              $0
---------------------------------------------------------------------------------------------------------------
3.  FICA-EMPLOYER**                                        $0              $0               $0              $0
---------------------------------------------------------------------------------------------------------------
4.  UNEMPLOYMENT                                           $0              $0               $0              $0
---------------------------------------------------------------------------------------------------------------
5.  INCOME                                                 $0              $0               $0              $0
---------------------------------------------------------------------------------------------------------------
6.  OTHER (ATTACH LIST)                                    $0              $0               $0              $0
---------------------------------------------------------------------------------------------------------------
7.  TOTAL FEDERAL TAXES                                    $0              $0               $0              $0
---------------------------------------------------------------------------------------------------------------
STATE AND LOCAL
---------------------------------------------------------------------------------------------------------------
8.  WITHHOLDING                                            $0              $0               $0              $0
---------------------------------------------------------------------------------------------------------------
9.  SALES                                                $238              $0             $402           ($164)
---------------------------------------------------------------------------------------------------------------
10. EXCISE                                                 $0              $0               $0              $0
---------------------------------------------------------------------------------------------------------------
11. UNEMPLOYMENT                                           $0              $0               $0              $0
---------------------------------------------------------------------------------------------------------------
12. REAL PROPERTY                                          $0              $0               $0              $0
---------------------------------------------------------------------------------------------------------------
13. PERSONAL PROPERTY                                      $0              $0               $0              $0
---------------------------------------------------------------------------------------------------------------
14. OTHER (ATTACH LIST)                                    $0              $0               $0              $0
---------------------------------------------------------------------------------------------------------------
15. TOTAL STATE & LOCAL                                  $238              $0             $402           ($164)
---------------------------------------------------------------------------------------------------------------
16. TOTAL TAXES                                          $238              $0             $402           ($164)
---------------------------------------------------------------------------------------------------------------

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

                                                        MONTHLY OPERATING REPORT

CASE NAME: LONGHORN SOLUTIONS, INC.                          ACCRUAL BASIS-5

CASE NUMBER: 400-42147-BJH-11                              02/13/95, RWD, 2/96


The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.


                                                         MONTH:   November 2000
BANK RECONCILIATIONS
                                                  Account #1              Account #2       Account #3
----------------------------------------------------------------------------------------------------------------
A.  BANK:                                          Bank One               Mid-Cities
-----------------------------------------------------------------------------------------------------
B.   ACCOUNT NUMBER:                              1586267807                4235800                       TOTAL
-----------------------------------------------------------------------------------------------------
C.   PURPOSE (TYPE):                        Operating-Closed 11/00  Operating - Closed 5/00
----------------------------------------------------------------------------------------------------------------
1.  BALANCE PER BANK STATEMENT                            $0                 $0                              $0
----------------------------------------------------------------------------------------------------------------
2.  ADD: TOTAL DEPOSITS NOT CREDITED                      $0                 $0                              $0
----------------------------------------------------------------------------------------------------------------
3.  SUBTRACT: OUTSTANDING CHECKS                          $0                 $0                              $0
----------------------------------------------------------------------------------------------------------------
4.  OTHER RECONCILING ITEMS                               $0                 $0                              $0
----------------------------------------------------------------------------------------------------------------
5.  MONTH END BALANCE PER BOOKS                           $0                 $0              $0              $0
----------------------------------------------------------------------------------------------------------------
6.  NUMBER OF LAST CHECK WRITTEN             account closed    account closed
----------------------------------------------------------------------------------------------------------------


INVESTMENT ACCOUNTS

-----------------------------------------------------------------------------------------------------------------
                                                   DATE OF           TYPE OF          PURCHASE         CURRENT
BANK, ACCOUNT NAME & NUMBER                        PURCHASE         INSTRUMENT          PRICE           VALUE
-----------------------------------------------------------------------------------------------------------------
7.  N/A
-----------------------------------------------------------------------------------------------------------------
8.  N/A
-----------------------------------------------------------------------------------------------------------------
9.  N/A
-----------------------------------------------------------------------------------------------------------------
10. N/A
-----------------------------------------------------------------------------------------------------------------
11. TOTAL INVESTMENTS                                                                        $0              $0
-----------------------------------------------------------------------------------------------------------------

CASH

-----------------------------------------------------------------------------------------------------------------
12. CURRENCY ON HAND                                                                                         $0
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
13. TOTAL CASH - END OF MONTH                                                                                $0
-----------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT


CASE NAME: LONGHORN SOLUTIONS, INC.                         ACCRUAL BASIS-6

CASE NUMBER: 400-42147-BJH-11                             02/13/95, RWD, 2/96

                                                          MONTH:  November 2000

------------------------------------------------------
PAYMENTS TO INSIDERS AND PROFESSIONALS
------------------------------------------------------

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

------------------------------------------------------------------
                           INSIDERS
------------------------------------------------------------------
                         TYPE OF         AMOUNT        TOTAL PAID
        NAME             PAYMENT          PAID          TO DATE
------------------------------------------------------------------
1. Mary Phillips         Salary            $0           $68,750
------------------------------------------------------------------
2.
------------------------------------------------------------------
3.
------------------------------------------------------------------
4.
------------------------------------------------------------------
5.
------------------------------------------------------------------
6. TOTAL PAYMENTS
   TO INSIDERS                             $0           $68,750
------------------------------------------------------------------


-------------------------------------------------------------------------------------------------
                                        PROFESSIONALS
-------------------------------------------------------------------------------------------------
                      DATE OF COURT                                                  TOTAL
                     ORDER AUTHORIZING   AMOUNT        AMOUNT      TOTAL PAID       INCURRED
         NAME            PAYMENT        APPROVED        PAID         TO DATE       & UNPAID*
-------------------------------------------------------------------------------------------------
1. N/A
-------------------------------------------------------------------------------------------------
2. N/A
-------------------------------------------------------------------------------------------------
3. N/A
-------------------------------------------------------------------------------------------------
4. N/A
-------------------------------------------------------------------------------------------------
5. N/A
-------------------------------------------------------------------------------------------------
6. TOTAL PAYMENTS
   TO PROFESSIONALS                       $0            $0             $0             $0
-------------------------------------------------------------------------------------------------

* INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
PROTECTION PAYMENTS

                                          SCHEDULED      AMOUNTS
                                           MONTHLY        PAID          TOTAL
                                          PAYMENTS       DURING        UNPAID
           NAME OF CREDITOR                  DUE          MONTH     POSTPETITION
--------------------------------------------------------------------------------
1. N/A
--------------------------------------------------------------------------------
2. N/A
--------------------------------------------------------------------------------
3. N/A
--------------------------------------------------------------------------------
4. N/A
--------------------------------------------------------------------------------
5. N/A
--------------------------------------------------------------------------------
6. TOTAL                                     $0            $0            $0
--------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

CASE NAME: LONGHORN SOLUTIONS, INC.                          ACCRUAL BASIS-7

CASE NUMBER: 400-42147-BJH-11                              02/13/95, RWD, 2/96

                                                           MONTH: November 2000

QUESTIONNAIRE

--------------------------------------------------------------------------------
                                                             YES             NO
--------------------------------------------------------------------------------
1.  HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE
    THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?                     X
--------------------------------------------------------------------------------
2.  HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT
    OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?                               X
--------------------------------------------------------------------------------
3.  ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR
    LOANS) DUE FROM RELATED PARTIES?                                         X
--------------------------------------------------------------------------------
4.  HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES
    THIS REPORTING PERIOD?                                                   X
--------------------------------------------------------------------------------
5.  HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE
    DEBTOR FROM ANY PARTY?                                                   X
--------------------------------------------------------------------------------
6.  ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                             X
--------------------------------------------------------------------------------
7.  ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES
    PAST DUE?                                                                X
--------------------------------------------------------------------------------
8.  ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                         X
--------------------------------------------------------------------------------
9.  ARE ANY OTHER POSTPETITION TAXES PAST DUE?                               X
--------------------------------------------------------------------------------
10. ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS
    DELINQUENT?                                                              X
--------------------------------------------------------------------------------
11. HAVE ANY PREPETITION TAXES BEEN PAID DURING THE
    REPORTING PERIOD?                                                        X
--------------------------------------------------------------------------------
12. ARE ANY WAGE PAYMENTS PAST DUE?                                          X
--------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



INSURANCE
--------------------------------------------------------------------------------
                                                             YES             NO
--------------------------------------------------------------------------------
1.    ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND
      OTHERNECESSARY INSURANCE COVERAGES IN EFFECT?           X
--------------------------------------------------------------------------------
2.    ARE ALL PREMIUM PAYMENTS PAID CURRENT?                  X
--------------------------------------------------------------------------------
3.    PLEASE ITEMIZE POLICIES BELOW.
--------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------
                              INSTALLMENT PAYMENTS
------------------------------------------------------------------------------------------------------------
         TYPE OF                                                                            PAYMENT AMOUNT
         POLICY                CARRIER                 PERIOD COVERED                        & FREQUENCY
------------------------------------------------------------------------------------------------------------
Property Insurance      CAN Transcontinental Ins. Co   9/12/00-9/11/01                  $ 1,723.00    Annual
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
      See Kitty Hawk, Inc. Case #400-42141
------------------------------------------------------------------------------------------------------------

CASE NAME: Longhorn Solutions, Inc.                    FOOTNOTES SUPPLEMENT

CASE NUMBER: 400-42147-BJH-11                                ACCRUAL BASIS

                                             MONTH:       November 2000



ACCRUAL BASIS          LINE             FOOTNOTE/EXPLANATION
FORM NUMBER           NUMBER
------------------------------------------------------------------------------

       3                12     All payroll is paid out of Kitty Hawk Aircargo,
                        13 Inc. (Case #400-42142) and allocated to the Company. Related payroll taxes are disbursed out of and reported at KH Aircargo.
------------------------------------------------------------------------------
       6                       All Professional fees related to the
                                Reorganization of the Company are disbursed out of Kitty Hawk, Inc. (Parent Company). Refer to Case # 400-42141
------------------------------------------------------------------------------
       7                       All other insurance plans related to the Company
                                are carried at Kitty Hawk, Inc. (Parent
                                Company). Refer to Case # 400-42141.
------------------------------------------------------------------------------
      General                  Operations of this entity ceased October 12,
                                 2000. Costs incurred are final closing relating items.
------------------------------------------------------------------------------

CASE NAME: LONGHORN SOLUTIONS, INC.

CASE NUMBER: 400-42147-BJH-11

DETAILS OF OTHER ITEMS


ACCRUAL BASIS-1                                  November 2000


8. OTHER (ATTACH LIST)                      $               655,072 Reported
                                            -----------------------
        Intercompany Receivables                            615,407
        Deferred Taxes                                       36,717
        Security Deposit                                      2,948
                                            -----------------------
                                                            655,072 Detail
                                            -----------------------
                                                                  - Difference

14. OTHER ASSETS - NET OF
    AMORTIZATION (ATTACH LIST)              $             2,723,098 Reported
                                            -----------------------
        Software knowledge                                3,397,988
        Accum Amortization                                 (674,890)
                                            -----------------------
                                                          2,723,098 Detail
                                            -----------------------
                                                                  - Difference

27. OTHER (ATTACH LIST)                     $             1,225,717 Reported
                                            -----------------------
        Accrued income taxes                                (71,204)
        Deferred income tax expense                       1,296,921
                                            -----------------------
                                                          1,225,717 Detail
                                            -----------------------
                                                                  - Difference

ACCRUAL BASIS-3

8. OTHER (ATTACH LIST)                      $                (5,471)Reported
                                            -----------------------
        Transfer to Inc.                                     (5,471)Detail
                                            -----------------------
                                                                  - Difference




25. OTHER (ATTACH LIST)                                           - Reported
                                            -----------------------

        Taxes
        Office Equipment
        Internet
        Janitorial
        Misc
        Petty Cash Usage
                                            -----------------------
                                                                  - Detail
                                            -----------------------
                                                                  - Difference